Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 27, 2022, by and between Anpac Bio-Medical Science Co., Ltd., a British Virgin Islands corporation (the “Company”), and each buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.           The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) and Regulation S (“Regulation S”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B.            Buyers desires to purchase from the Company, and the Company desires to issue and sell to the Buyers, upon the terms and conditions set forth in this Agreement, an aggregate of up to US $1,500,000 of Class A ordinary shares, par value $0.01 per share (the “Ordinary Shares”) and warrants (the “Warrants”) to purchase an additional 2,475,000 Ordinary Shares of the Company as additional consideration for the purchase of the Ordinary Shares, the forms of which are attached hereto as Exhibits A, B and C, upon the terms and subject to the limitations and conditions set forth in this Agreement; and

C.            The Buyers wishes to purchase, upon the terms and conditions stated in this Agreement, such amount of Ordinary Shares and Warrants as is set forth immediately below its name on the signature pages hereto.

D.            The Company listed its Ordinary Shares through American Depositary Shares (“ADSs”) on the Nasdaq Capital Market, of which one ADS represents one Ordinary Share.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1.	Purchase and Sale of Ordinary Shares and Warrants.

a.            Purchase of Ordinary Shares. The per-share purchase price for the Ordinary Shares to be issued in connection with such purchase as provided herein (the “Purchase Price”) shall be the lower of (i) $0.30 per ADS and (ii) 80% of the average ten-day trading closing price of the ADS on the Principal Market (as defined below) for the ten consecutive day trading period ended on the date of this Agreement. On the Closing Date (as defined below), the Company shall issue and sell to the Buyers, and the Buyers agree to purchase from the Company, the Ordinary Shares and Warrants, as further provided herein. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b.            The Warrant. The Company shall issue Warrants exercisable for, in the aggregate, 2,475,000 Ordinary Shares upon the payment of the Purchase Price. The Warrants shall be exercisable for a period of two years from the date of exercise and shall be issued in three series, the exercise prices of which shall be as follows: (i) Series A: $0.40 for Warrants to purchase an aggregate of 1,500,000 Ordinary Shares; (ii) Series B: $0.75 for Warrants to purchase an aggregate of 600,000 Ordinary Shares and (iii) Series C: $1.20 for Warrants to purchase an aggregate of 375,000 Ordinary Shares. The Warrants shall be issued to the Buyers in proportion to their purchases of Ordinary Shares under this Agreement. The Warrants shall be earned in full upon payment of the Purchase Price.

c.            Form of Payment. On the Closing Date: (i) the Buyers shall pay the Purchase Price for the Ordinary Shares, to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company or to its wholly owned subsidiary for the benefit of the Company, in accordance with the Company’s written wiring instructions, against delivery of the Ordinary Shares and Warrants, and (ii) the Company shall deliver the appropriate number of Ordinary Shares and a duly executed Warrant on behalf of the Company, to the Buyers, against delivery of such Purchase Price.

d.            Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Ordinary Shares and Warrants pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price is paid by Buyers in full pursuant to terms of this Agreement.

e.            Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties (including via exchange of electronic signatures).

2.            Buyers’ Representations and Warranties. Each Buyer represents and warrants to the Company as of the Closing Date that:

a.            Investment Purpose. As of the Closing Date, the Buyer is purchasing the Ordinary Shares and Warrants (the Ordinary Shares, Warrants and the Ordinary Shares of the Company issuable upon exercise of or otherwise pursuant to the Warrants (the “Warrant Shares”) shall collectively be referred to herein as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.            Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

c.            Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

d.            Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

e.            Transfer or Re-sale. The Buyer understands that the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws. Notwithstanding the contrary of anything contained herein, the Buyer may transfer or sell the Securities and Warrants stated in this Agreement and shall be not required to provide the Company with any notice thereof other than as required to permit the Company to maintain its books and records.

f.            Legends. The Buyer understands that until such time as the Ordinary Shares Warrant and/or Warrant Shares, have been registered under the 1933 Act or may be sold pursuant to Rule 144, Rule 144A under the 1933 Act, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE/EXERCISABLE] HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable shares of Ordinary Shares without such legend to the holder of any Security upon which it is stamped or (as requested by such holder) issue the applicable shares of ordinary Stock to such holder by electronic delivery by crediting the account of such holder’s broker with The Depository Trust Company (“DTC”), if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Company or the Buyer provides a legal opinion (as contemplated by and in accordance with Section 4(m) hereof) to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with any such issuance. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

g.           Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity.

h.            Relationship with Inova. The Buyer acknowledges that Inova Capital Holdings (Hong Kong) Limited (“Inova”) introduced the Buyer to the Company and did not receive any payment from the Company or Buyers for such introduction. Each of the Buyers confirms that it made its own investment decision based on its independent review of such materials as it deemed prudent. The parties acknowledge and agree that, in the future, Inova may provide other services to the Company for fee, including without limitation advisory and investor relations services. Such services, if any, would be governed by a service agreement to be entered into by the parties thereto. Each Buyer acknowledges and agrees that it is not an affiliate of, controlled by, controlling or under common control with Inova.

3.            Representations and Warranties of the Company. The Company represents and warrants to the Buyers as of the date of this Agreement and the Closing Date that:

a.            Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b.            Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Warrant and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Warrant, as well as the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of the Warrant) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, its shareholders, or its debt holders is required, (iii) this Agreement and the Warrant (together with any other instruments executed in connection herewith or therewith) have been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement, the Warrant and the other instruments documents executed in connection herewith or therewith and bind the Company accordingly, and (iv) this Agreement and the Warrant constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

c.            Capitalization; Governing Documents. The authorized capital stock of the Company consists of: 26,455,952 authorized shares of Ordinary Shares, of which 26,455,952 shares are issued and outstanding, and zero authorized shares of preferred stock, of which zero shares of preferred shares are issued and outstanding. All of such outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than as reflected in the SEC Documents (as defined below) (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, preemptive rights, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities.

d.            Issuance of Ordinary Shares, Warrant and Warrant Shares. The issuance of the Ordinary Shares and the Warrant to the Buyers, and the Warrant Shares when exercised pursuant to the terms of the Warrant, are duly authorized and validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e.            Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect of the Warrant Shares to the Ordinary Shares upon the exercise of the Warrant. The Company further acknowledges that its obligation to issue, upon exercise of the Warrant, the Warrant Shares, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f.            No Conflicts. The execution, delivery and performance of this Agreement and the Warrant and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Articles and Memorandum of Association, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, evidence of indebtedness, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities is subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), or (iv) trigger any anti-dilution and/or ratchet provision contained in any other contract in which the Company is a party thereto or any security issued by the Company. Neither the Company nor any of its Subsidiaries is in violation of its Articles and Memorandum of Association or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Buyers owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Warrant in accordance with the terms hereof or thereof or to issue and sell the Warrant in accordance with the terms hereof and, upon exercise of the Warrant, issue the Warrant Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined herein) and does not reasonably anticipate that the Ordinary Shares will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The “Principal Market” shall mean the principal securities exchange or trading market where such Ordinary Shares is listed or traded, including but not limited to any tier of the NASDAQ Stock Market (including NASDAQ Capital Market), or the NYSE American, or any successor to such markets.

g.            SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2021, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act. The Company has never been a “shell company” as described in Rule 144(i)(1)(i).

h.            Absence of Certain Changes. Since December 31, 2021, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

i.            Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The SEC Documents contain a complete summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j.            Intellectual Property. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending or threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k.            No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

l.            Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

m.            Transactions with Affiliates. Except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options described in the SEC Documents.

n.            Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

o.            Acknowledgment Regarding Buyers’s Purchase of Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers’ purchase of the Securities. The Company further represents to the Buyers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

p.            No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

q.            No Brokers; No Solicitation. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby. The Company acknowledges and agrees that neither the Buyers nor its employee(s), member(s), beneficial owner(s), or partner(s) solicited the Company to enter into this Agreement and consummate the transactions described in this Agreement. Notwithstanding the foregoing, the parties acknowledge that Inova Capital Holdings (Hong Kong) Limited (“Inova”) introduced the Buyers to the Company and did not receive any payment from the Company or Buyers for such introduction. Each of the Buyers confirms that it made its own investment decision based on its independent review of such materials as it deemed prudent. The parties acknowledge and agree that, in the future, Inova may provide other services to the Company for fee, including without limitation advisory and investor relations services. Such services, if any, would be governed by a service agreement to be entered into by the parties thereto.

r.            Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2021, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

s.            Environmental Matters.

(i)            There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term ”Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)            Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)            There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

t.            Title to Property. The Company and its Subsidiaries have good and marketable title or land use rights in fee simple to all real property owned by them and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

u.            Insurance. Other than as provided in the SEC Reports, the Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Upon written request the Company will provide to the Buyers true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage.

v.            Internal Accounting Controls. Other than as stated in the SEC Reports, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

w.            Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

x.            Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company’s financial statements for its most recent fiscal year end and interim financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

y.            No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

z. No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

aa. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

bb. Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has: (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

cc. Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

dd. Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

4.	ADDITIONAL COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS.

a.            Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b.            Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to the Buyers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

c.            Use of Proceeds. The Company shall use the proceeds for business development, and not for (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (v) in violation or contravention of any applicable law, rule or regulation.

d.            Right of Participation and First Refusal.

(i)            Provided the Buyers have fully complied with the terms of this Agreement, including timely payment of the Purchase Price, other than arrangements that are in place or disclosed in SEC Documents prior to the date of this Agreement, from the date of this Agreement until twenty four (24) months following the date of this Agreement, the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity, or equity equivalent securities, including without limitation any debt, preferred shares or other instrument or security that is, at any time during its life and/or under any circumstances, convertible into, exchangeable, or exercisable for any class of Ordinary Shares (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or (ii) enter into any definitive agreement with regard to the foregoing, in each case unless the Company shall have first complied with this Section 4(d), other than contemplated purchase and sale by the Company of an additional US$1,500,000 of Ordinary Shares and Warrants.

(ii)            The Company shall deliver to the Buyers an irrevocable written notice (the “Offer Notice”) of any proposed or intended Subsequent Placement, which shall (w) identify and describe the Subsequent Placement, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the securities in the Subsequent Placement to be issued, sold, or exchanged and (y) offer to issue and sell to or exchange with the Buyers (as a group) at least one hundred percent (100%) of the securities in the Subsequent Placement (in each case, an “Offer”).

(iii)            Within five (5) business days after receiving the Offer Notice, the Buyer shall notify the Company in writing of acceptance of the proposed Subsequent Placement Offer.

(iv)            To accept an Offer, in whole or in part, the Buyers must deliver a written notice (the “Notice of Acceptance”) to the Company prior to the end of the fifth (5th) business day after the Buyers’s receipt of the Offer Notice (the “Offer Period”), setting forth the amount that the Buyers elects to purchase (the “Subscription Amount”). The Company shall complete the Subsequent Placement and issue and sell the Subscription Amount to the Buyers upon terms and conditions (including, without limitation, unit prices and interest rates) set forth in the Offer Notice, unless a change to such terms and conditions is agreed to in writing between the Company and Buyers.

(v)            Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms or conditions of a Subsequent Placement at any time after the Offer Notice is given to Buyers (provided, however, that such modification or amendment to the terms or conditions cannot occur during any Offer Period), the Company shall deliver to the Buyers a new Offer Notice and the Offer Period of such new Offer shall expire at the end of the fifth (5th) business day after the Buyers’s receipt of such new Offer Notice.

e.            Restriction on Activities. Commencing as of the date first above written, and until twenty four (24) months following the date of this Agreement, the Company shall not, directly or indirectly, without a majority in interest of the the Buyers’ prior written consent, which consent shall not be unreasonably withheld: (a) change the nature of its business; or (b) sell, divest, acquire, change the structure of any material assets other than in the ordinary course of business.

f.            Listing. The Company will, so long as the Buyers owns any of the Securities, maintain the listing and trading of its Ordinary Shares on the Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyers copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Ordinary Shares is then traded regarding the continued eligibility of the Ordinary Shares for listing on such exchanges and quotation systems.

g.            Corporate Existence. The Company will, so long as the Buyers beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose securities is listed for trading or quotation on the Principal Market.

h.            No Integration. For six (6) months following the date of this Agreement, theCompany shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

i.            Compliance with 1934 Act; Public Information Failures. For so long as the Buyers beneficially owns the Warrant or any Warrant Shares, the Company shall comply with the reporting requirements of the 1934 Act; and the Company shall continue to be subject to the reporting requirements of the 1934 Act. During said period, if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to the Buyers by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, or at law or in equity), the Company shall pay to the Buyers an amount in cash equal to one percent (1%) of the Purchase Price on each of (a) the day of a Public Information Failure and (b) on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4(k) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (iii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 12% per year (prorated for partial months) until paid in full.

j.            Legal Counsel Opinions. Upon the request of the Buyers from to time to time, the Company shall be responsible (at its cost) for promptly supplying to the Company’s transfer agent and the Buyers a customary legal opinion letter of its counsel to the effect that the resale of the Ordinary Shares, the Warrant and/or Warrant Shares by the Buyers or its affiliates, transferees, successors and assigns is exempt from the registration requirements of the 1933 Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Warrant Shares are not then registered under the 1933 Act for resale pursuant to an effective registration statement) or other applicable exemption (provided the requirements of such other applicable exemption are satisfied); provided such legal counsel determines that such legal opinion is correct when provided. In addition, the Buyers may (at the Company’s cost) at any time secure its own legal counsel to issue the opinion, and the Company will instruct its transfer agent to accept such opinion. The Company hereby agrees that it may never take the position that it is a “shell company” in connection with its obligations under this Agreement or otherwise.

k.            Piggyback Registration Rights. The Company hereby agrees grants to the Buyers piggyback registration rights covering the Ordinary Shares and the Warrant Shares purchased herein with any future registration statement filed with the SEC by the Company or take downs of an existing registration statement on Form F-3 of the Company.

l.            Reserved.

m.            Subsequent Variable Rate Transactions. From the date hereof until six (6) months after the date of this Agreement, the Company shall be prohibited from effecting or entering into an agreement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional Ordinary Shares either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. The Buyers shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

n.            Non-Public Information. The Company covenants and agrees that neither it, nor any other person acting on its behalf will provide the Buyers or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Buyers shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that the Buyers shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Buyers without such Buyers’s consent, the Company hereby covenants and agrees that such Buyers shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, not to trade on the basis of, such material, non- public information, provided that the Buyers shall remain subject to applicable law. To the extent that any notice provided, information provided, or any other communications made by the Company, to the Buyers, constitutes or contains material non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the SEC pursuant to a Current Report on Form 6-K. In addition to any other remedies provided by this Agreement or the related transaction documents, if the Company provides any material non-public information to the Buyers without their prior written consent, and it fails to immediately (no later than that business day) file a Form 6-K disclosing this material non-public information, it shall pay the Buyers, as a group, as partial liquidated damages and not as a penalty a sum equal to $1,000 per day beginning with the day the information is disclosed to the Buyers and ending and including the day the Form 6-K disclosing this information is filed.

5.            Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Company’s transfer agent to issue certificates and/or issue shares electronically at the Buyers’s option, registered in the name of the Buyers or its nominee, upon exercise of the Warrant, the Warrant Shares, in such amounts as specified from time to time by the Buyers to the Company in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement signed by the successor transfer agent to the Company and the Company. Prior to registration of the Warrant Shares under the 1933 Act or the date on which the Warrant Shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates or book entry shares shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Buyers upon conversion of or otherwise pursuant to the Warrant as and when required by this Agreement; (iii) it will not fail to remove (or direct its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Buyers and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within two (2) business days of each exercise of the Warrant. If the Buyers provides the Company, at the cost of the Company, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyers provides reasonable assurances that the Securities can be sold pursuant to 144, Rule 144A, Regulation S, or other applicable exemption, the Company shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyers. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.            Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Ordinary Shares and the Warrant to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.	The Buyers shall have executed this Agreement and delivered the same to the Company.

b.	The Buyers shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.	The representations and warranties of the Buyers shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyers at or prior to the Closing Date.

d.	No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.            Conditions to The Buyers’s Obligation to Purchase. The obligation of the Buyers hereunder to purchase the Ordinary Shares and the Warrant, on the Closing Date, is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyers’s sole benefit and may be waived by the Buyers at any time in its sole discretion:

a.            The Company shall have executed this Agreement, and delivered the same to the Buyers.

b.            The Company shall have delivered to the Buyers the duly executed Warrant in such denominations as the Buyers shall request and in accordance with Section 1(b) above.

c.            The Company shall have delivered to the Buyers evidence of the issuance of the Ordinary Shares and the Warrant.

d.            The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyers, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent.

e.            The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

f.            No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

g.            No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

h.            Trading in the Ordinary Shares on the Principal Market shall not have been suspended by the SEC, FINRA or the Principal Market.

i.            Reserved.

8.	Governing Law; Miscellaneous.

a.            Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed validly delivery thereof.

c.            Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyers and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.            Severability. In the event that any provision of this Agreement or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e.            Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by the Buyers.

f.            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as provided for on the signature pages to this Agreement.

g.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. The Buyers may assign its rights hereunder to any “accredited investor” (as defined in Rule 501(a) of the 1933 Act) in a private transaction from the Buyers or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.            Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j.            Publicity. The Buyers shall have the right to review a reasonable period of time before issuance of any press releases, SEC, Principal Market or FINRA filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release or SEC, Principal Market (or other applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

m.            Indemnification. In consideration of the Buyers’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyers and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Buyers or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

n.            Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement, the Warrant, or any other agreement, certificate, instrument or document contemplated hereby or thereby, and to enforce specifically the terms and provisions hereof and thereof, without the necessity of showing economic loss and without any bond or other security being required.

o.            Payment Set Aside. To the extent that the (i) Company makes a payment or payments to the Buyers pursuant to this Agreement or the Warrant, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, or (ii) the Buyers enforces or exercises its rights hereunder, pursuant to this Agreement or the Warrant, or pursuant to any other agreement, certificate, instrument or document contemplated hereby or thereby, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof (including but not limited to the sale of the Securities) are for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyers, or (ii) are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then (i) to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) the Company shall immediately pay to the Buyers a dollar amount equal to the amount that was for any reason (i) subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, or disgorged by the Buyers, or (ii) required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action).

p.            Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyers in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyers existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Remainder of Page Intentionally Omitted; Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

The Company:

AnPac Bio-Medical Science Co., Ltd.

By:
Name: Chris Chang Yu
Title: Co-CEO & Co-Chairman

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR BUYERS FOLLOWS]

[BUYER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

The Buyer:

Name of Buyer:

Signature of Buyer:

Address of Buyer:

Email Address of Buyer:

(for Written Notice to Buyer)

SUBSCRIPTION AMOUNT: $

Amount of Ordinary Shares:

Amount of Warrants:

EXHIBIT A

FORM OF

WARRANT

[attached hereto]

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